SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  January 9, 2001
(Date of earliest event reported)

Commission File No. 333-80941



                    Bank of America Mortgage Securities, Inc.
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           Delaware                                       94-324470
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   (State of Incorporation)                 (I.R.S. Employer Identification No.)



201 North Tryon Street, Charlotte, NC                                28255
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Address of principal executive offices                            (Zip Code)



                                 (704) 387-2111
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.     Other Events
            ------------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends its Current Report on Form 8-K, dated October 26, 2000 and filed with the Commission on December 13, 2000 (the "Current Report") by replacing Exhibit No. 4 attached to the Current Report with Exhibit No. 4 attached hereto.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      (EX-4) Pooling and Servicing Agreement, dated October 26, 2000, among Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANK OF AMERICA MORTGAGE SECURITIES,
                                          INC.


January 9, 2001



                                        By: /s/ Judy Ford
                                           ------------------------------
                                            Name:  Judy Ford
                                            Title: Vice President

                                INDEX TO EXHIBITS



                                                              Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------

   (EX-4)                   Pooling and Servicing                    E
                            Agreement, dated October 26, 2000
                            among Bank of America Mortgage
                            Securities, Inc., Bank of
                            America, N.A. and The Bank of
                            New York, as trustee.